                                 EXHIBIT 10G

(10g) being the Business Loan Agreement between Web Press Corporation and Washington First International Bank and the Export Working Capital Guarantee of the Small Business Administration dated February 20, 1997.

                         SMALL BUSINESS ADMINISTRATION

                            SEATTLE DISTRICT OFFICE
                            -----------------------

                          1200 SIXTH AVE., SUITE 1700
                          ---------------------------

                            SEATTLE, WA 98101-1128
                            ----------------------
                                   (Address)

                       AUTHORIZATION AND LOAN AGREEMENT
                       --------------------------------
                               (GUARANTY LOANS)


                          Guaranty Participation LOAN NO.: EWCP 987816-30-00 SEA
                                                           -----------------

WASHINGTON FIRST INTERNATIONAL BANK
-----------------------------------
  (Lender)
  9709 Third Ave. N.E.
  -------------------
  Seattle, WA 98115-2015
  ----------------------
  (Address, include ZIP code)

  Attn: Mr. Michael C. C. Lum, Vice President
  -------------------------------------------

Your request dated October 17, 1996 for SBA to Guarantee 75% of a 12 month Loan
                                                         --       --
in the amount of $ 1,000,00 to be made by Lender to:
                   --------

                             Web Press Corporation
                             ---------------------
                                      and
                        Web Leader International, Inc.
                        ------------------------------
                        (Name and Address of Borrower)

                             22203 68th Ave. South
                             ---------------------
                                Kent, WA 98032
                                --------------
is hereby approved pursuant to Section 7(a) of the Small Business Act, as amended.

1.   THE FOLLOWING FORMS ARE HEREWITH ENCLOSED:

     (a) Original SBA note to be executed by the Borrower and retained by you. The Guaranty fee of 1/4 of one % of the amount guaranteed ($1,875)
                              ------------                            -----
          shall be paid by the lender within fifteen (15) calendar days from the date of this Authorization. The Lender may charge the Borrower for such fee only after the Lender has paid the fee and an initial disbursement has been made on the Loan. The fee may be deducted from loan proceeds.

     (b) Original SBA Settlement Sheet, Form 1050, is to be completed and executed by Lender and Borrower at first disbursement. Original settlement sheet should remain in Lender's file.

     (c) Compensation Agreement (SBA Form 159) shall be executed by Borrower, its representative and Lender and returned to SBA only if fees exceed $1,000.00. If no such fees have been charged, please write "None" and retain the form, executed by the Lender and Borrower, in Lender's file.

     (d) The original copy of this Authorization, all closing documents and documents itemized below shall be executed prior to first disbursement and retained in loan file by the Lender. (A copy of the Authorization and all documents should be given to the Borrower.)

               Note
               Security Agreement
               Assignment of Proceeds of Letters of Credit
               Assignment of proceeds on freight/marine shipping insurance UCC-1 (Financing Statement)
               UCC-11R (Lien Search)
               Personal Guarantee
               Tax Verification with IRS
               Resolution of Board of Directors of Borrower corporations

     2.   THIS AUTHORIZATION IS SUBJECT TO:

          (a) Provisions of the Guaranty Agreement, SBA Form 750EX, between lender and SBA, dated December 11, 1995.
                                     -----------------

          (b) No disbursement of this Loan shall be made beyond the maturity date established below, unless such time is extended pursuant to prior written consent of SBA.

          (c) Receipt by Lender of evidence satisfactory to it in its sole discretion, that there has been no unremedied adverse change since the date of the Lender's Application for Guaranty, or since any of the preceding disbursements, in the financial or any other condition of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement.

          (d) The representations made by Borrower in the loan application, the requirements or conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth herein and any future conditions imposed by Lender (with prior SBA approval).

          (e) In the event that a creditor of the Borrower other than the Lender has a prior security interest in the export-related inventory and/or export receivables to be financed by this Loan, the Lender shall enter into a written agreement with the Borrower and other such creditor providing for the subordination of such other creditor's security interest in the collateral so that the Lender shall have a valid and enforceable, first priority security interest in the applicable collateral.

          (f) Lender agrees to pay on ongoing guaranty fee equal to one half of one percent (0.5%) per annum of the guaranty portion of the outstanding balance. This fee shall be paid by the lender following the receipt of an interest payment from the borrower. The fee may not be charged to the borrower and shall be received by the SBA-designated fiscal and transfer agent by the third day of the month (or the next business day thereafter, if the third is not a business day), following receipt of a scheduled payment. There is a two business day grace period after the due date. Lender agrees to report the status of all of its SBA guaranteed loans on a monthly basis using SBA Form 1502 or an acceptable electronic format.

     3.   TERMS OF LOAN:

          (a)  Repayment Term, Interest Rate and Maturity.

               (1) Repayment terms contained in the executed SBA Form 147 Note shall conform to the following paragraphs:

                    Borrower shall pay (from proceeds of financed transactions)

               ON DEMAND, or if no demand, then on or before twelve (12) months
                                                             -----------
               from the date of this Note the total principal amounts advanced by Lender from time to time, plus interest as herein provided. No advance shall be made under this Note if, as a result of such advance, the total principal amount outstanding hereunder would exceed the sum of $1,000,000.
                                  ---------

               THIS IS A VARIABLE INTEREST RATE NOTE. Interest on each principal advance shall accrue at one and one-half percent (1.50%) per annum above the Lending Bank's publicly announced prime rate of interest ("Prime Rate"). The initial rate is nine and three quarters percent (9.75%) per annum, payable monthly beginning one
                                 -----
               month from date of Note. Each change in interest rate shall be effective on the date of each announced change in the Bank's Prime Rate.

               If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portion herein shall become fixed at the rate in effect as of the first date of uncured default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion shall be fixed at the rate in effect as of the date of purchase by SBA.

          (2) Expiration Date for Final Disbursement: Lender shall decline any advances where repayment from letter of credit proceeds would be after the loan maturity date, except when a Lender/SBA approved re-issuance of this line of credit allows for debt rollover. Lender shall notify SBA of the date of the Note. Lender may require interim "clean-up" periods.

          (3) LINE OF CREDIT: This loan is a revolving line of credit based on a Series of transactions with related letter of credit orders acceptable to Lender. Borrower agrees to be liable for all sums credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) Borrower or any guarantor seeks, claims, or otherwise attempts to limit, modify or revoke such Borrower's or guarantor's liability under the Note or guaranty with respect to this or any other loan with lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

               Any amounts due under this Note may be paid prior to maturity or demand without penalty or notice.

     (b)  Use of proceeds to be covered by guarantee:

          (1)  Pre- Shipment Working Capital - Cash amount not to exceed
               -----------------------------
               $1,000,000 to be disbursed against letters of Credit acceptable
               ----------
               to Lender to provide working capital for the production of printing presses for export. Proceeds to be credited to Borrower's account with Lender.

          (2)  Revolving Preshipment Loan Advances - Disbursements against
               -----------------------------------
               valid, acceptable export trade related irrevocable letters of credit valued greater than the total of all its specific transaction-related advances may be made for the Borrower's cost of goods (materials and labor) of the product being exported minus any downpayment received and limited to no more than 70% of the contract sales price minus any downpayment received. For each advance, documentation to the Lender must be provided which details the cost of materials and labor incurred related to the transaction. Before any funds can be advanced, all downpayments received on the order must first be fully expended for materials and labor on the related transaction and documentation provided to Lender detailing full usage of the downpayment.

     (c)  Collateral:

          (1) Perfected First Security Interest in export inventory, accounts receivable and the contract rights now owned and hereafter acquired, associated with the transactions on which disbursements under this loan are based and made. UCC searches are required.

               To the extent possible, "export inventory" shall mean all of Borrower's inventory which is intended to be sold pursuant to export orders. Unless the export inventory can be effectively segregated, for purposes of claim recoveries, the export inventory will be determined on a pro-rata basis comparing as of the date of default the amount outstanding under the Loan with the aggregate amount outstanding under all other short-term inventory financing of the Borrower.

          (2) Assignment of proceeds of export letters of credit associated with the transactions on which disbursements of this loan are based and made.

          (3) Assignment of proceeds on any freight/marine insurance required if under CIF (Costs, Insurance & Freight) terms of shipment of financed products or assignment of a comprehensive insurance policy covering all such shipping risks, with Lender being named loss payee.

          (4)  Personal Guaranty on SBA Form 148 of Mr. Wayne R. Marcouiller.
                                                    ------------------------

     (d)  Additional Requirements:

          (1) SBA Form 160, Resolution of Board of Directors of Borrower corporations.

          (2) A Certified copy of the properly recorded Articles of Incorporation and any amendments thereto, and a copy of the By-Laws.

     4. To further induce Lender to make and SBA to guarantee this Loan, Lender and SBA impose the following conditions:

          (a)  Reimbursable Expenses - Borrower will, on demand, reimburse
               ---------------------
               Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in connection with or by reason of Borrower's application for, the making and administration of the Loan.

     (b)  Books, Records, and Reports - Borrower will at all times keep proper
          ---------------------------
          books of account in a manner satisfactory to Lender and/or SBA. Borrower hereby authorizes Lender or SBA to make or cause to be made, at Borrower's expense and in such manner and at such times as Lender or SBA may require, (a) inspections and audits of any books, records and papers in the custody or control of Borrower or others, relating to Borrower's financial or business condition, including the making of copies thereof and extracts therefrom, and (b) inspections and appraisals of any of borrower's assets. Borrower will furnish to Lender and SBA Borrower's financial and operating statements as may be required by SBA or Lender. Borrower hereby authorizes all Federal, State and municipal authorities to furnish reports of examinations, records, and other information relating to the conditions and affairs of borrower and any desired information from reports, returns, files, and records of such authorities upon request therefore by Lender or SBA.

     (c) Borrower shall not execute any contracts for management consulting services without prior approval of Lender and SBA.

     (d)  Distribution and Compensation - Borrower will not, without the prior
          -----------------------------
          consent of Lender or SBA (a) if borrower is a corporation, declare or pay any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock, or consolidate, or merge with any other company, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company,
          (b) if Borrower is a partnership or individual, make any distribution of assets of the business of borrower, other than reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

     (e)  Other provisions:

          ( 1 ) Multiple draws and repayments are authorized as long as the --- outstanding balance does not exceed the stated line of credit.

          ( 2 ) The Borrower shall require payment in U.S. Dollars unless SBA
           ---  otherwise agrees in writing.

          ( 3 ) The Borrower will secure all documentation necessary to
           --- establish an enforceable obligation against the buyer. This includes, but is not limited to, a signed or otherwise verifiable purchase order or contract, bills of lading or other necessary transportation documents, and a commercial invoice. A copy of confirmed orders, contracts, etc., with all amendments, if any, shall be submitted to the lender for review and approval.

          ( 4 ) Borrower to deliver the original letters of credit and all
           --- amendments thereto to Lender together with instructions to negotiate same on Borrower's behalf. Borrower to provide an assignment of proceeds to the Lender for each letter of credit, which will be the basis for the loan disbursements. All letters of credit proceeds are to be deposited to a Bank Control account. Borrower shall provide the Lender with irrevocable instructions to apply the proceeds of the letters of credit to the loan. All documents submitted hereunder shall be kept on file by the lender with copies provided to SBA on request.

        ( 5 )  A copy of the final signed sales contract(s) for export trade
         --- with all amendments, if any, and a copy of the related letters of credit with all amendments, if any, must be submitted to Lender for review and approval for being acceptable as the basis for loan disbursements. Before any funds can be advanced, all downpayments received on the order must first be fully expended for materials and labor on the related transaction and documentation provided to Lender detailing downpayments received and full usage of the downpayment.

        ( 6 )  Country Limitations - The Small Business Administration's loan
         ---   -------------------
               guarantee is generally extended only for exports to countries open to The Export-Import Bank of the United States (Eximbank) coverage as noted in Eximbank's Country Limitation Schedule.
                                               ------- ---------- ---------
               Variance from the Country Limitation Schedule if not prohibited
                                 ------- ---------- --------
               by U.S. law, generally is permitted only if the payment method is by letter of credit confirmed by a bank acceptable to the Lender or SBA.

               For example, prior to making any disbursements related to the Fundatia "Romania de Maine" order, Borrower will have provided Lender with a copy of an irrevocable Letter of Credit relative to the order, together with confirmation by a bank acceptable to Lender or SBA, preferrably a bank located in the U.S.

        ( 7 )  Borrower shall provide full marine/freight insurance on each and
         --- every export shipment financed under this line if under CIF (Costs, Insurance & Freight) terms of shipment, or a comprehensive insurance policy covering such risks, with Lender designated as the loss payee under said policy.

        ( 8 )  Borrower must furnish Lender a progress report on at least a
         --- quarterly basis in form satisfactory to Lender during the term of the loan to include financial statement and actual monthly sales statements and actual cash flow statements with comparison to their respective sales and cash flow projection statements.

        ( 9 )  Borrower will not establish any new credit facilities or
         --- accomplish any major debt restructuring; make any capital investment; accelerate payment of existing debt; undertake any bulk sale of assets; make payments of principal outstanding under any loans, either now or hereafter existing, made between a stockholder and the borrower; or make principal payments on any debt which under the terms of this Agreement will be subordinated, without the prior written approval of SBA and the Lender.

        ( 10 ) Borrower shall issue and sign a letter to Lender stating that a
         ---- validated export license is not required, citing the authority export license is not required, citing the authority for such statement, together with prior experience on identical product, if available.

        ( 11 ) Borrower must be current on all payroll taxes and have in
         ---- operation a depository plan for the payment of future withholding taxes.

        ( 12 ) Agreement by Lender to execute any right of offset available
         ----
               in the event of a default by the Borrower. All funds received are to be applied to the outstanding loan balance prior to requesting that SBA honor its guaranty.

          (13) Borrower to display SBA Form 722, Equal Opportunity Poster, at his place of business, where it is clearly visible to employees, applicants for employment, and the general public.

          (14) Hazard Insurance in such amounts and for such coverages as shall be satisfactory to Lender, and must contain a mortgagee loss payee clause similar in character to the New York Standard Mortgagee Clause.

          (15) Borrower shall not change ownership or control and shall not reorganize or change its name or form of organization without the prior written consent of the Lender/SBA. Failure to obtain prior written consent shall constitute default and authorizes Lender/SBA to declare all or any part of the indebtedness immediately due and payable.

          (16) Guarantor hereby waives and relinquishes any right of subrogation or other right of reimbursement from the Debtor or the Debtor's estate and any other right to payment from the Debtor or the Debtor's estate arising out of or on account of any sums paid or agreed to be paid by Guarantor under this Guaranty, whether any such right is reduced to judgement, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (17) Lender shall provide SBA a photocopy of Lender's disbursement activity record for each calendar quarter of this loan (dates of disbursements and respective dollar amounts disbursed for each loan advance), sent to SBA Officer located at the U.S. Export Assistance Center, 2001 Sixth Avenue, Suite 650, Seattle, WA 98121 within 15 days following the end of each calendar quarter through the calendar quarter when this loan matures.

          (18) The Borrower agrees, to the extent feasible, to purchase only American made products with the proceeds of this loan.

          (19) Borrower certifies that no principal who owns at least 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement that requires payment of child support.

          (20) Prior to any disbursement, Borrower must execute IRS Form 4506 (authorizing IRS to send the Borrower's transcript of tax returns on record), and Lender must submit said completed form to the appropriate Internal Revenue Service Office. Before any disbursement, Lender must verify transcripts with financial information submitted with the application and certify that no adverse change has taken place.

          (21) Lender shall provide SBA with a CROSS DEFAULT CLAUSE. Any default on Borrower's non-SBA loan(s) with Lender shall be considered an event of default on this loan as well.

          (22) Lender shall provide SBA with a CROSS CONTINUANCE CLAUSE. If Lender does not renew the export working capital line of credit, at maturity of this facility, twelve months from the date of Note, then SBA will not renew its guarantee participation. Lender should process its request to renew the export working capital line of credit ten to eleven months from the date of the Note.

          (23) Such other terms and conditions which Lender may set forth and which are not prohibited nor inconsistent with provisions of this Authorization.

          (24) Notwithstanding any other provisions of this Authorization, the Lender may use its own form(s) in lieu of standard SBA forms, provided Lender has obtained SBA's prior written consent as to specific content and format of said alternate forms. (This waiver does not apply to SBA Form 159, Compensation Agreement, SBA Form 147 Note, SBA Form 148 Guaranty and SBA Form 1050 Settlement Sheet, which are mandatory forms.)

                                  END OF PAGE

5.   Parties Affected - This Agreement shall be binding upon Borrower and
     ----------------
     Borrower's successors and assigns. No provision stated herein shall be waived without the prior written consent of SBA. The Loan shall be administered as provided in the Guaranty Agreement.

                                 Philip Lader
                                 Administrator

     /s/ Kathleen E. K. Lowney                                   January 3, 1997
  ------------------------------------------------------------------------------
     By Kathleen E. K. Lowney,                                        Date
        Chief, Finance Division

Borrower hereby agrees to the conditions imposed herein and further agrees that the terms and conditions herein are for the benefit of, and may be enforced by, Lender and SBA. This Authorization and Loan Agreement and amendments constitute the Loan Agreement between Lender and Borrower. Borrower further acknowledges that this Authorization and Loan Agreement does not create a commitment by Lender to disburse any funds pursuant hereto and ORAL AGREEMENTS ON ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM REPAYMENT ENFORCING OF A DEBT ARE NOT ENFORCEABLE.

     WEB PRESS CORPORATION                   Web Leader International, Inc.

     By: /s/ Gary B. Palmer                  By: /s/ Gary B. Palmer
  ------------------------------------    -----------------------------------
       Gary B. Palmer, General Manager        Gary B. Palmer, Chairman

               2/20/97                                 2/20/97
     ---------------------------------       --------------------------------
                    Date                                 Date


________________________________________________________________________________
NOTE:  Corporate applicants must execute Authorization, in corporate name, by
----
duly authorized officer, and seal must be affixed and duly attested; partnership applicants must execute in firm name, together with signature of a general partner.

                                END OF DOCUMENT

                        AGREEMENT TO PROVIDE INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL       LOAN DATE        MATURITY        LOAN NO       CALL       COLLATERAL       ACCOUNT       OFFICER      INITIALS
  $100,000.00      02-20-1997      02-20-1998      8015483006                    0017          801548
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------------------------

BORROWER:  WEB PRESS CORPORATION AND WEB LEADER             LENDER:  WASHINGTON FIRST INTERNATIONAL BANK
           INTERNATIONAL, INC.                                       9709 THIRD AVENUE NORTHEAST
           22203-68TH AVENUE SOUTH                                   SUITE 110
           KENT, WA 98032                                            SEATTLE, WA 98115
====================================================================================================================================

INSURANCE REQUIREMENTS. WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:  ALL INVENTORY, EQUIPMENT AND FIXTURES, INCLUDING WHEREVER LOCATED.
             TYPE. All risks, including fire, theft and liability.
             AMOUNT. Full insurable value.
             BASIS.  Replacement value.
             ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.
             DEDUCTIBLES. $1,000.00.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of February 20, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense a provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 20, 1997.

GRANTOR:

WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC.

BY: /s/ Gary B. Palmer
   ------------------------------------------
   GARY B. PALMER, General Manager: WEB PRESS CORPORATION

BY: /s/ Gary B. Palmer
   ------------------------------------------
   GARY B. PALMER, Chairman: WEB LEADER INTERNATIONAL, INC.

 =============================================================================

                              FOR LENDER USE ONLY
                            INSURANCE VERIFICATION

     DATE:________________                             PHONE:_________________
     AGENT'S NAME:___________________________________
     INSURANCE COMPANY:_______________________________________________________
     POLICY NUMBER:___________________________________________________________
     EFFECTIVE DATES:_________________________________________________________
     COMMENTS:________________________________________________________________
 =============================================================================

================================================================================

                    DISBURSEMENT REQUEST AND AUTHORIZATION

--------------------------------------------------------------------------------------------------------------
     PRINCIPAL    LOAN DATE    MATURITY    LOAN NO    CALL   COLLATERAL    ACCOUNT    OFFICER     INITIALS
  $1,000,000.00   02-20-1997  02-20-1998  8015483006            0017       801548
--------------------------------------------------------------------------------------------------------------
   References in the shaded area are for Lender's use only do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------

  BORROWER:  WEB PRESS CORPORATION AND WEB LEADER           LENDER: WASHINGTON FIRST INTERNATIONAL BANK
             INTERNATIONAL, INC.                                    9709 THIRD AVENUE NORTHEAST
             22023-68TH AVENUE SOUTH                                SUITE 110
             KENT, WA 98032                                         SEATTLE, WA 98115
==============================================================================================================

 LOAN TYPE. This is a Variable Rate (1.500% over WASHINGTON FIRST INTERNATIONAL BANK PRIME RATE, making an initial rate of 9.750%), Revolving Line of Credit SBA Loan to a Corporation for $1,000,000.00 due on February 20, 1998.

 PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

          [_] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

          [X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

 SPECIFIC PURPOSE. The specific purpose of this loan is: Working Capital

 DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,000,000.00 as follows:

               AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:       $1,000,000.00
               $1,000,000.00 CREDIT LIMIT
                                                                 -------------
               NOTE PRINCIPAL:                                   $1,000,000.00

     CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

               PREPAID FINANCE CHARGES PAID IN CASH:              $  5,875.00
                 $4,000.00 Loan Fee Due Lender
                 $1,875.00 Loan Fee Due SBA
                                                                  ------------
               TOTAL CHARGES PAID IN CASH:                        $  5,875.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 20, 1997.

BORROWER:

WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC.

By: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, GENERAL MANAGER: WEB PRESS CORPORATION

By: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, CHAIRMAN: WEB LEADER INTERNATIONAL, INC.

================================================================================

                                                               OMB NO. 3245-0076
                                                              EXP. DATE: 9/30/94


                          NOTICE TO NEW SBA BORROWERS

     This notice informs recipients of SBA financing of the minimum actions required to show evidence that they are complying with the requirements of Parts 112, 113, and 117 of SBA Rules and Regulations. Actual compliance with nondiscriminatory regulations can be determined only after a review and examination of all facts, practices and records relating to the operation of the business. During the life of the loan, especially, if a complaint of discrimination is lodged against the business, a compliance review may be conducted. The records described below will be reviewed during such compliance review.

Generally, subsections 112.9, 113.5, and 117.9 of SBA's nondiscrimination regulations require all SBA recipients of financial assistance to keep records which would enable SBA to ascertain whether the recipient has complied or is complying with SBA's regulations for the length of the loan. SPECIFICALLY, RECIPIENTS ARE REQUIRED TO RETAIN FOR TWO YEARS ALL APPLICATIONS AND EMPLOYMENT RECORDS, WITH THE RACE AND SEX OF THE APPLICANT NOTED THEREON, CURRENT PAYROLL RECORDS, AND OTHER RECORDS USUALLY KEPT FOR THE PRUDENT CONDUCT OF BUSINESS. OTHER RECORDS CONTAINING RACIAL AND ETHNIC DATA BY SEX (E.G., ADMISSION FORMS, ETC.), WHICH SHOW THE EXTENT TO WHICH MEMBERS OF MINORITY GROUPS ARE BENEFICIARIES OF THE RECIPIENTS' SERVICES, WHERE APPLICABLE, SHOULD ALSO BE AVAILABLE FOR EXAMINATION DURING THE COMPLIANCE REVIEW.

        At the time of the initial compliance inquiry, SBA will require that minimum implementation of the employer equal opportunity program specifically include the following actions.

     NOTE: Where appropriate models of the required actions are provided, they may be used as written, or they may be amended to the needs of the particular borrowers, provided the essential aim of the model is not lost.

1. Preparation and dissemination to all employees and applicants for employment, of a written statement outlining the employer's policy of extending equal opportunity to all persons without regard to race, color, religion, sex, marital status, age, handicap, or national origin in such matters as customer service, recruitment, promotions and advancements, training programs, wages and salaries, work schedules, transfers, layoff, demotion, seniority rights, fringe benefits, utilization of restrooms, lunch rooms, drinking fountains, recreation and parking areas. (See pages 3 and 40).

2. Specific designation of responsible officials to coordinate and implement the equal employment opportunity program.

3. Development of procedures for the dissemination and feedback of equal opportunity information to supervisory personnel and their subordinates, i.e.

     a. Forward to all supervisory personnel (initialed signature) written notice that employee meetings will be held during which management's equal opportunity policy and program will be discussed.

     b. Request that each supervisor advise management of the date such meetings were held and how the equal opportunity subject matter was interpreted to all employees in attendance at such meetings.

4. Where applicable, notifications to unions in writing of your equal opportunity policy; seek incorporation of such policies in union agreements. (See page 5) Request written acknowledgment of receipt of your notice to the unions.

5. Posting of SBA posters in conspicuous places, visible to the public, employees and applicants for employment, indicating that your company is an equal opportunity firm.

6. Utilize "An Equal Opportunity Employer" in all help-wanted advertisements and job orders.

     In addition to the minimum actions, SBA policy requires that all borrowers and subrecipients of SBA financing take necessary steps to assure the public, and employees or applicants for employment, an equal opportunity. With due regard for the size of your business, select the appropriate items from the enclosed checklist (page 7 and 8) which provides the varied components of a necessary action. The larger your business, particularly in terms of number of employees, the greater the opportunity to employ a wider range of checklist items. Continue to keep these measures alive by setting up appropriate follow-up procedures. Your program should be planned to achieve continual minority group, female, and qualified handicapped improvement and inclusion in apprentice and training programs, entry-level, white collar and supervisory occupations.

Should you have any further questions, desire additional information or assistance in connection with the development and implementation of your equal opportunity policies as required by our regulations, please contact the Area Civil Rights Director responsible for your geographic area through the office by which your loan was approved.

SBA FORM 793(11/91)                 2

                            MODEL POLICY STATEMENT

TO:                           Department Managers
                              Supervisory Personnel
                              Employees
                              Applicants for Employment

SUBJECT:                      Equal Employment Opportunity

OBJECTIVE:                    To obtain qualified employees consistent with
                              position requirements; to seek, employ, promote, and treat all employees and applicants for employment without discrimination as to race, color, religion, sex, age, marital status, handicap, or national origin.

     It is the policy of the WEB PRESS CORPORATION AND ITS SUBSIDIARIES WEB
                             ----------------------------------------------
LEADER INTERNATIONAL, INC. to give equal opportunity to all qualified persons
-------------------------
without regard to race, color, religion, sex, marital status, age, handicap, or national origin.

     All employment practices are to provide that all individuals be recruited, hired, assigned, advanced, compensated and retained on the basis of their qualifications, and treated equally in these and all other respects without regard to race, color, religion, age, sex, marital status, handicap, or national origin.

     It shall be considered the responsibility of every supervisory employee to further the implementation of this policy and ensure conformance by their subordinates.

     Supervisory personnel as well as those responsible for hiring new employees must take all necessary action in the elimination of possible discrimination towards employees and applicants for employment with WED PRESS CORPORATION AND
                                                     -------------------------
ITS SUBSIDIARY WEB LEADER INTERNATIONAL, INC. in all categories and levels of
---------------------------------------------
employment and employee relations.

     Responsibility for seeing that this policy is continuously followed has been assigned to Gary B. Palmer, General Manager of WEB PRESS CORPORATION, and
                 -------------------------------------------------------------
Chairman of its subsidiary, WEB LEADER INTERNATIONAL, INC. . The designated
----------------------------------------------------------
officials shall work with each department manager and plant supervisor in furthering its implementation and monitoring the progress being made.

                                   Signature /s/ Gary B. Palmer
                                            ------------------------------------
                                            Gary B. Palmer
                                            General Manager, Web Press Corp.


                                   Signature /s/ Gary B. Palmer
                                            ------------------------------------
                                            Gary B. Palmer
                                            Chairman, Web Leader Int'l, Inc.

                            MODEL POLICY STATEMENT

               (For Schools, Nursing Homes, and other
               similar service-oriented businesses)

TO:                 Department Managers
                    Supervisory Personnel
                    Employees, Applicants for Employment
                    Recipient of Services

SUBJECT:            Equal Opportunity

OBJECTIVE:          To obtain qualified employees consistent with
                    position requirements, and to ensure that all employees, applicants and clients be treated without discrimination as to race, color, religion, sex, marital status, handicap, age, or national origin.

     It is the policy of WEB PRESS CORPORATION AND ITS SUBSIDIARY WEB LEADER
                         ---------------------------------------------------
INTERNATIONAL, INC. to give equal employment opportunity to all qualified
-------------------
persons, and to provide that all individuals be recruited, hired, assigned, advanced, compensated and retained on the basis of their qualifications, and treated equally in these and all other respects without regard to race, color, religion, sex, marital status, age, handicap, or national origin.

     All selection procedures, admissions, assignments, or any other facility shall be available to all qualified persons who seek such services without respect to race, color, religion, sex, marital status, handicap, age or national origin.

     Supervisory personnel and other personnel responsible for hiring and carrying out other selection policies must take all necessary action in the elimination of possible discrimination towards employees, applicants for employment, and clients of

    WEB PRESS CORPORATION AND ITS SUBSIDIARY WEB LEADER INTERNATIONAL, INC.
    -----------------------------------------------------------------------

     Responsibility for seeing that this policy is continuously followed has been assigned to Gary B. Palmer, General Manager of WEB PRESS CORPORATION, and
                 -------------------------------------------------------------
Chairman of its subsidiary, WEB LEADER INTERNATIONAL, INC..  The designated
-------------------------------------------------------
officials shall work with each department manager and other selecting official in furthering its implementation and monitoring the progress being made.


                                   Signature /s/ Gary B. Palmer
                                             -------------------------
                                             Gary B. Palmer
                                             General Manager, Web Press Corp.

                                   Signature /s/ Gary B. Palmer
                                             -------------------------
                                             Gary B. Palmer
                                             Chairman, Web Leader Int'l, Inc.

MODEL REAFFIRMATION OF POLICY STATEMENT

TO:                           WEB PRESS CORPORATION AND ITS SUBSIDIARY WEB
                              --------------------------------------------------
                              LEADER INTERNATIONAL, INC. Company/ Corporation
                              --------------------------

                              Employees

SUBJECT:                      Equal Employment Opportunity

     Periodically it becomes desirable and necessary to restate the Company's/Corporation's policy on matters of significance to employees. One policy which it is timely to reemphasize is that of equal opportunity.

     It is the policy of WEB PRESS CORPORATION AND ITS SUBSIDIARY WEB LEADER
                         ---------------------------------------------------
INTERNATIONAL, INC. to provide equality of opportunity for any employee or
------------------
applicant for employment, irrespective of race, color, religion, sex, age, marital status or national origin. Equality of opportunity in employment shall also be extended to those qualified individuals with handicaps who apply for or are employed by this company. I am sure that you are all aware of this policy which has been given added emphasis by legislation enacted by the Federal Government to insure compliance with this principle throughout the country.

     The (Company/Corporate) policy, which management is pledged to support, thus implements the enacted legislation to assure all employees of equal treatment. Through a positive expression of adherence to the principle of equal opportunity, we can ourselves achieve success for both the Company and its employees.

     Responsibility for the implementation of this policy has been assigned to Gary B. Palmer, General Manager of WEB PRESS CORPORATION, and Chairman of its
-----------------------------------------------------------------------------
subsidiary, WEB LEADER INTERNATIONAL, INC.
-----------------------------------------

                                   Signature /s/ Gary B. Palmer
                                            ------------------------------------
                                            Gary B. Palmer
                                            General Manager, Web Press Corp.


                                   Signature /s/ Gary B. Palmer
                                            ------------------------------------
                                            Gary B. Palmer
                                            Chairman, Web Leader Int'l, Inc.

                   MODEL LABOR ORGANIZATION CONTRACT CLAUSE

     During the performance of this contract, both parties agree that they will not discriminate against any qualified applicant for employment, apprentice trainee, or employee because of race, color, religion, sex, marital status, age, handicap, or national origin. Both parties to this agreement will take all necessary action to insure that qualified applicants, apprentice trainees, and employees are employed and that they are treated during employment without regard to their race, color, religion, sex, age, marital status, handicap, or national origin. Such action shall include, but not be limited to the following:
Employment, upgrading, demotion or training; recruitment or recruitment advertisement; and selection for training including apprenticeship. The employer agrees to post in conspicuous places, available to employees and applicants for employment, including applicants for apprentice training, notices setting forth the provisions of this nondiscrimination clause.*

     Both parties to this agreement will select apprentices from among qualified applicants on the basis of qualifications alone and without regard to race, color, religion, age, sex, marital status, handicap, or national origin, or occupationally irrelevant physical requirements in accordance with objective standards which permit review, after full and fair opportunity for application; and this program shall be operated on a completely nondiscriminatory basis.

     In order to insure full and continuous employment for all employees, and to establish equal opportunity in all phases of the work situation, both parties to this agreement will abide by the requirements of the equal employment opportunity affirmative action regulations of the city, state or Federal government agency which the employer is subject to with a city, a state, or a Federal government agency, and under which he/she had promised performance.

* THIS CONDITION MAY BE MET BY POSTING SBA FORM 722, "EQUAL OPPORTUNITY POSTER."

SBA FORM 793 (11/91)
PREVIOUS EDITIONS OBSOLETE            6

                           EQUAL OPPORTUNITY PROGRAM

                                   CHECKLIST
                                   ---------

1. Although work areas, cafeterias, washrooms and locker areas are not segregated is there segregation which exists by tradition and practice? If so, what action is in order?

2. Do "black islands," "brown areas," female-only or individuals with handicap(s) only department/sections exist that is minority, individuals with handicap(s), or female groups to one side of or grouped within the majority group of employees?

3. Do you maintain regular contacts with local groups concerned with racial problems?

4. Are you a member or do you have a personal representative on local community biracial or women's committees?

5.   When you advertise job openings, do you utilize minority group newspapers?

6. Are you utilizing the following suggested organizations as recruitment sources for obtaining qualified minority, female, and individuals with handicap(s) applicants: e.g.,

          a. Urban League
          b. NAACP
          c. LULAC
          d. IMAGE
          e. Operation SER
          f. NOW
          q. Local minority group clergyman
          h. United States or State Employment Service
          i. State and local racially oriented service organizations
          j. Organizations concerned with the employment of individuals with handicap(s).

7. Are you recruiting applicants at high schools with predominantly minority group enrollments?

8. Are you scrutinizing he qualifications of minority, female, and qualified individuals with handicap(s) to insure that their talent is being utilized effectively?

9. Do you regularly remind your supervisors of their individual responsibilities in implementing the company's equal opportunity program?

10. Have you critically examined local employment procedures to insure unbiased consideration of majority, minority, female and qualified, individuals with handicaps.

11.  Are your facilities assessable to and usable by individuals with handicaps?

12. Have you considered job tailoring in order to afford an otherwise qualified individual with a handicap an opportunity to work for your organization?

13. Are selection procedures for promotion devised to assure consideration of majority, minority, and female employees, and qualified individuals with handicap(s)?

14. Do on-the-job training programs include majority, minority and female employees, and qualified individuals with handicap(s)?

15. Does your facility cooperate with the support community vocational training programs?

16. Do you have a training program on the premises to improve the skills of majority, minority, and female employees, and qualified individuals with handicap(s).

17. Does your survey of employees with high potential include qualified individual(s) with handicaps, minority and female employees?

18. Do you have written evidence of your request for applicants from minority, and female organizations, and organizations designated for individuals with handicap(s)?

19. Do you maintain a record of your contacts with minority, and women's organizations and organizations catering to the concerns of individuals with handicap(s)?

20. Does your "house organ" publicity covering business and social events of general interest, regularly include participants who are minority, female and individuals with handicap(s)?

21. Do you post announcements of new job openings, indicating the fact that such positions are available to all qualified personnel?

22.  Do you have written job descriptions for different job classifications?

23. Does your pay scale apply equally to all new hires having like qualifications, regardless of race, color, religion, sex, martial status, age, handicap, or national origin?

24. Have all contractors and subcontractors been advised in writing of the company's equal opportunity policy?

25. Have all employees during with the public been advised of your policy to provide service without regard to race, color, religion, sex, marital status, handicap, age, or national origin.

________________________________________________________________________________

                            CERTIFICATION REGARDING
         DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION
                        LOWER TIER COVERED TRANSACTION

________________________________________________________________________________

     This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 13 CFR Part 145. The regulations were published as Part VII of the May 26, 1988 Federal Register (pages 19160-19211). Copies of the regulations may be obtained by contacting the person to which this proposal is submitted.

        [BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE]

(1) The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.




Business Name:     Web Press Corporation and Web Leader International, Inc.
              ------------------------------------------------------------------

Date: February 20, 1997      By:  /s/ Gary B. Palmer
      -----------------         -----------------------------------------------
                                Gary B. Palmer, General Manager Web Press Corp.
                                (Applicant)

                             By:  /s/ Gary B. Palmer
                                ------------------------------------------------
                                Gary B. Palmer, Chairman Web Leader Int'l Inc. (Applicant)


SBA TEMPORARY FORM 1624 (10-88)

                        INSTRUCTIONS FOR CERTIFICATION

     1. By signing and submitting this proposal, the prospective lower tier participant is providing the certification set out below.

     2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective lower tier participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

     3. The prospective lower tier participant shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective lower tier participant learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

     4. The terms "covered transaction," "debarred," "suspended," "ineligible," "lower tier covered transaction," "participant," "person," "primary covered transaction," "principal," "proposal," and "voluntarily excluded," as used in this clause, have the meanings set out in the Definitions and Coverage sections of the rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations (13 CFR Part 145).

     5. The prospective lower tier participant agrees by submitting this proposal that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated.

     6. The prospective lower tier participant further agrees by submitting this proposal that it will include the clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion-Lower Tier Covered Transactions," without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

     7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the Nonprocurement List.

     8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

     9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

                                                      OMB APPROVAL N0. 3245-0201

                                                       -------------------------
                                                            SBA LOAN NUMBER
                                                       -------------------------
                                                         EWCP-987816 30-00 SEA
                                                       -------------------------

  COMPENSATION AGREEMENT FOR SERVICES IN CONNECTION WITH APPLICATION AND LOAN
         FROM (OR IN PARTICIPATION WITH) SMALL BUSINESS ADMINISTRATION

     The undersigned representative (attorney, accountant, engineer, appraiser, etc.) hereby agrees that the undersigned has not and will not, directly or indirectly, charge or receive any payment in connection with the application for or the making of the loan except for services actually performed on behalf of the Applicant. The undersigned further agrees that the amount of payment for such services shall not exceed an amount deemed reasonable by SBA (and, if it is a participation loan, by the participating lending institution), and to refund any amount in excess of that deemed reasonable by SBA (and the participating institution). This agreement shall supersede any other agreement covering payment for such services.

     A general description of the services performed, or to be performed, by the undersigned and the compensation paid or to be paid are set forth below. If the
                                                                         ------
total compensation in any case exceeds $1,000 (or $300 for: (1) regular business
--------------------------------------------------------------------------------
loans of $15,000 or less; or (2) all disaster home loans) or if SBA should
---------------------------------------------------------------------------
otherwise require, the services must be itemized on a schedule attached showing
-------------------------------------------------------------------------------
each date services were performed, time spent each day, and description of
--------------------------------------------------------------------------
service rendered on each day listed.
------------------------------------

The undersigned Applicant and representative hereby certify that no other fees have been charged or will be charged by the representative in connection with this loan, unless provided for in the loan authorization specifically approved by SBA.

GENERAL DESCRIPTION OF SERVICES      Paid Previously                $__________
                                     Additional Amount to be Paid   $__________
NONE                                 Total Compensation             $__________

     (Section 13 of the Small Business Act (15 USC 642) requires disclosures concerning fees. Parts 103, 108 and 120 Of Title 13 of the Code of Federal Regulations contain provisions covering appearances and compensation of persons representing SBA applicants. Section 103.13-5 authorizes the suspension or revocation of the privilege of any such person to appear before SBA for charging a fee deemed unreasonable by SBA for services actually performed, charging of unreasonable expenses, or violation of this agreement. Whoever commits any fraud, by false or misleading statement or representation, or by conspiracy, shall be subject to the penalty of any applicable Federal or State statute.)

Dated:_________________________               _________________________________
                                              (Representative)

                                           By _________________________________

     The Applicant hereby certifies to SBA that the above representations, description of services and amounts are correct and satisfactory to Applicant.

                                Web Press Corporation and Web Leader Int'l, Inc.

Dated: February 20, 1997        /s/ Gary B. Palmer
      ------------------        --------------------------------------------
                                Gary B. Palmer, General Manager Web Press Corp.


                                /s/ Gary B. Palmer
                                --------------------------------------------
                                Gary B. Palmer, Chairman Web Leader Int'l, Inc.

     The participating lending institution hereby certifies that the above representations of service rendered and amounts charged are reasonable and satisfactory to it.

Dated: February 20, 1997        Washington First International Bank
------------------------        --------------------------------------------
                                (Lender)


                              By /s/ Michael Lum
                                --------------------------------------------
                                Michael Lum, Vice-President

  NOTE: Foregoing certification must be executed, if by a corporation, in corporate name by duly authorized officer and duly attested; by a partnership, in the firm name, together with signature of a general partner.

PLEASE NOTE: THE ESTIMATED BURDEN HOURS FOR THE COMPLETION OF SBA FORM, 147, 148, 159, 160, 160A, 529B, 928 AND 1059 IS 6HRS. PER RESPONSE. IF YOU HAVE ANY QUESTIONS OR COMMENTS CONCERNING THIS ESTIMATE OR ANY OTHER ASPECT OF THIS INFORMATION COLLECTION PLEASE CONTACT, WILLIAM CLINE, CHIEF ADMINISTRATIVE INFORMATION BRANCH, U.S. SMALL BUSINESS ADMINISTRATION, 409 3RD ST. S.W. WASHINGTON D.C. 20416 AND GARY WAXMAN, CLEARANCE OFFICER, PAPERWORK REDUCTION PROJECT {3245-0201}, OFFICE OF MANAGEMENT AND BUDGET, WASHINGTON, D.C. 20503. SBA FORM 159 (1-91) REF SOP 70 50 USE 7-89 EDITION UNTIL EXHAUSTED

                         SMALL BUSINESS ADMINISTRATION

       POLICY AND REGULATIONS CONCERNING REPRESENTATIVES AND THEIR FEES

     An applicant for a loan from SBA may obtain the assistance of any attorney, accountant, engineer, appraiser or other representative to aid him in the preparation and presentation of his application to SBA; however, such presentation is not mandatory. In the event a loan is approved, the services of an attorney may be necessary to assist in the preparation of closing documents, title abstracts, etc. SBA will allow the payment of reasonable fees or other compensation for services performed by such representatives on behalf of the applicant.

     There are no "authorized representatives" of SBA, other than our regular salaried employees. Payment of any fee or gratuity to SBA employees is illegal and will subject the parties to such a transaction to prosecution.

     SBA Regulations (Part 103, Sec. 103.13-5(c)) prohibit representatives from charging or proposing to charge any contingent fee for any services performed in connection with an SBA loan unless the amount of such fee bears a necessary and reasonable relationship to the services actually performed; or to charge for any expenses which are not deemed by SBA to have been necessary in connection with the application. The Regulations (Part 120, Sec. 120. 104-2) also prohibit the payment of any bonus, brokerage fee or commission in connection with SBA loans.

     In line with these Regulations SBA will not approve placement or finder's fees for the use or attempted use of influence in obtaining or trying to obtain an SBA loan, or fees based solely upon a percentage of the approved loan or any part thereof.

     Fees which will be approved will be limited to reasonable sums of services actually rendered in connection with the application or the closing, based upon the time and effort required, the qualifications of the representative and the nature and extent of the services rendered by such representatives. Representatives of loan applicants will be required to execute an agreement as to their compensation for services rendered in connection with said loan.

     It is the responsibility of the applicant to set forth in the appropriate section of the application the names of all persons or firms engaged by or on behalf of the applicant. Applicants are required to advise the Regional Office in writing the names and fees of any representatives engaged by the applicant subsequent to the filing of the application. This reporting requirement is approved under OMB Approval Number 2345-0016.

     Any loan applicant having any question concerning the payments of fees, or the reasonableness of fees, should communicate with the Field Office where the application is filed.

                                                      OMB Approval No. 3245-0201

                                                       Expiration Date: 11-30-90

                      U.S. SMALL BUSINESS ADMINISTRATION

                                                          ======================
                                                              SBA LOAN NUMBER
                                                          ----------------------
                                                           EWCP 987816-30-00 SEA
                                                          ======================
                                     NOTE
                                                              SEATTLE, WA
                                                     ---------------------------
                                                           (CITY AND STATE)

                                              (DATE):      FEBRUARY 20, 1997
$ 1,000,000.00

For value received, the undersigned promises to pay to the order of Washington First International Bank at its office in the city of SEATTLE, state of Washington, or at holder's option, at such other place as may be designated from time to time by the holder One Million & 00/100 Dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of 9.750 per cent per annum, payment to be made in installments as follows:

Borrower shall pay (from proceeds of financed transactions) ON DEMAND, or if no demand, then on or before twelve (12) months from the date of this Note the total principal amounts advanced by Lender from time to time, plus interest as herein provided. No advance shall be made under this Note if, as a result of such advance, the total principal amount outstanding hereunder would exceed the sum of $1,000,000.00. Each advance shall bear interest from the date made, at this Note rate specified below, payable monthly, beginning one month from the date of Note, and on the same day of each calendar month thereafter.

THIS IS A VARIABLE INTEREST RATE NOTE. Interest on each principal advance shall accrue at one and one-half (1.50%) per annum above the Lender's publicity announced prime rate of interest ("Prime Rate"). The initial rate is nine and three-quarter percent (9.75%) per annum, payable monthly beginning one month from the date of Note. Each change in interest rate shall be effective on date of each announced change in the Lender's Prime Rate.

LINE OF CREDIT: This loan is a revolving line of credit based on a series of transactions with related letter of credit orders acceptable to Lender. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) Borrower or any guarantor seeks, claims, or otherwise attempts to limit, modify or revoke such Borrower's or guarantor's liability under the Note or guaranty with respect to this or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender. Any amounts due under this Note may be paid prior to maturity without penalty or notice.

LATE CHARGE. If a payment is more than 10 days late, Borrower will be charged 5.0% of the unpaid portion of the regularly scheduled payment.

If this Note contains a fluctuating interest rate, the notice provision is not a precondition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty.

Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty
(20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this Note or any other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

The term "Indebtedness" as used herein shall mean the Indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due, or hereafter to become due, and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

The indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any state insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness

02-20-1997                      PROMISSORY NOTE                          PAGE 2
                                  (Continued)
================================================================================

when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder; (5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or time as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

Upon the nonpayment of the indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement, or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with end in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and cost, which Holder may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation, or rehypothecation of any note of the undersigned or any item of the Collateral, or by an indulgence, including but not limited to
(a) any renewal, extension, or modification which Holder may grant with respect to the indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledges of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledges were originally named as Payee in this Note and in said application or applications.

This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with application federal law.

BORROWER:

WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC.


By: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, General Manager: WEB PRESS CORPORATION

By: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, Chairman: WEB LEADER INTERNATIONAL, INC.

02-20-1997                      PROMISSORY NOTE                           PAGE 3
                                  (CONTINUED)
================================================================================

NOTE.--Corporate applicants must execute Note, in corporate name, by duly authorized officer, and said must be affixed and duly attested; partnership applicants must execute Note in firmname, together with signature of a general partner.

SBA FORM 147 (5-87) PREVIOUS EDITIONS OBSOLETE

                         COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL       LOAN DATE        MATURITY        LOAN NO       CALL       COLLATERAL       ACCOUNT       OFFICER      INITIALS
  $100,000.00      02-20-1997      02-20-1998      8015483005                    0017          801548
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------

BORROWER:  WEB PRESS CORPORATION AND WEB LEADER             LENDER:  WASHINGTON FIRST INTERNATIONAL BANK
           INTERNATIONAL, INC.                                       9709 THIRD AVENUE NORTHEAST
           22203-68TH AVENUE SOUTH                                   SUITE 110
           KENT, WA 98032                                            SEATTLE, WA 98115
====================================================================================================================================

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC. (REFERRED TO BELOW AS "GRANTOR"); AND WASHINGTON FIRST INTERNATIONAL BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL INVENTORY, ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES, TOGETHER WITH THE FOLLOWING SPECIFICALLY DESCRIBED PROPERTY:
          WHEREVER LOCATED

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC., Its successors and assigns.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise whether; recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means Washington First International Bank, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated February 20, 1997, in the principal amount of $100,000.00 from WEB PRESS
     CORPORATION AND WEB LEADER INTERNATIONAL, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings or, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extend permitted by applicable law, to change or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to lender as follows:

     ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Washington. Grantor has its chief executive office at 22203 - 68TH AVENUE SOUTH, KENT, WA 98032. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or

02-20-1997               COMMERCIAL SECURITY AGREEMENT                    PAGE 2
                                  (CONTINUED)
================================================================================

     order applicable to Grantor.

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon; photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparations and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Washington, without the prior written consent of Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Granter shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability

02-20-1997                COMMERCIAL SECURITY AGREEMENT                   PAGE 3
                                  (Continued)
================================================================================
     Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not have been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value: and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral

02-20-1997                COMMERCIAL SECURITY AGREEMENT                   PAGE 4
                                  (CONTINUED)
================================================================================
     securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor of forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionalty the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.

     RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or
     (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Washington Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from the date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUE, APPLY ACCOUNTS Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payments of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts for chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be changed or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Washington. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, any and anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

02-20-1997               COMMERCIAL SECURITY AGREEMENT                    PAGE 5
                                  (CONTINUED)
================================================================================

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, Irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of the Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTEREST. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocable waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contributions or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 20, 1997.

GRANTOR:

WEB PRESS CORPORATED AND WEB LEADER INTERNATIONAL, INC.

BY: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, GENERAL MANAGER: WEB PRESS CORPORATION

BY: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, CHAIRMAN: WEB LEADER INTERNATIONAL, INC

===============================================================================

                          COMMERCIAL PLEDGE AGREEMENT

------------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL       LOAN DATE        MATURITY        LOAN NO       CALL       COLLATERAL       ACCOUNT       OFFICER      INITIALS
  $1000,000.00     02-20-1997      02-20-1998      8015483005                    0017          801548
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------------------------

BORROWER:  WEB PRESS CORPORATION AND WEB LEADER             LENDER:  WASHINGTON FIRST INTERNATIONAL BANK
           INTERNATIONAL, INC.                                       9709 THIRD AVENUE NORTHEAST
           22203-68TH AVENUE SOUTH                                   SUITE 110
           KENT, WA 98032                                            SEATTLE, WA 98115
====================================================================================================================================

THIS COMMERCIAL PLEDGE AGREEMENT IS ENTERED INTO BETWEEN WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC. (REFERRED TO BELOW AS "GRANTOR"); AND WASHINGTON FIRST INTERNATIONAL BANK (REFERRED TO BELOW AS "LENDER").

GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     AGREEMENT. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following specifically described property, which Grantor has delivered or agrees to deliver (or cause to be delivered) immediately to Lender, together with all Income and Proceeds as described below:

          ASSIGNMENT OF PROCEEDS OF EXPORT LETTERS OF CREDIT ASSOCIATED WITH THE TRANSACTIONS ON WHICH DISBURSEMENTS OF THIS LOAN ARE BASED AND MADE.

     In addition, the word "Collateral" includes all property of Grantor (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

          (A) ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.

          (B) ALL PROPERTY ASSIGNED TO LENDER.

          (C) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.

          (D) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF A WRITING, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC., its successors and assigns

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

     INDEBTEDNESS. The word "indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable

     LENDER. The word "Lender" means Washington First International Bank, its successor and assigns.

     NOTE. The word "Note" means the note or credit agreement dated February 20, 1997, in the principal amount of $1,000,000.00 from WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     OBLIGOR. The word "Obligor" means and includes without limitation any and all persons or entitles obligated to pay money or to perform some other act under the Collateral.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

     OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except

02-20-1997                COMMERCIAL PLEDGE AGREEMENT                     PAGE 2
                                  (CONTINUED)
================================================================================

     as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     RIGHT TO PLEDGE. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

     BINDING EFFECT. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     NO FURTHER ASSIGNMENT. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     NO DEFAULTS. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

LENDER'S RIGHTS AND OBLIGATION WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law;

     MAINTENANCE AND PROTECTION OF COLLATERAL. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

     INCOME AND PROCEEDS FROM THE COLLATERAL. Lender may receive all Income and Proceeds and add it to all the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, to in exchange for any of the Collateral.

     APPLICATION OF CASH. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

     TRANSACTIONS WITH OTHERS. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

     ALL COLLATERAL SECURES INDEBTEDNESS. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

     COLLECTION OF COLLATERAL. Lender, at Lender's option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.

     POWER OF ATTORNEY. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral;
     (c) to settle or compromised any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

     PERFECTION OF SECURITY INTEREST. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method or perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all cost, for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement.

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement; the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

02-20-1997                COMMERCIAL PLEDGE AGREEMENT                     PAGE 3
                                  (CONTINUED)

================================================================================

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being as adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY.  Lender, in good faith, deems itself insecure.

     RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or
     (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind of Grantor.

     COLLECT THE COLLATERAL. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

     SELL THE COLLATERAL. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or mote public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     REGISTER SECURITIES. Register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     SELL SECURITIES. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

     FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Collateral.

     TRANSFER TITLE. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

     APPLICATION OF PROCEEDS. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorney fees as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF WASHINGTON. IF THERE IS A LAWSUIT, GRANTOR AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF KING COUNTY, THE STATE OF WASHINGTON. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

02-20-1997                COMMERCIAL PLEDGE AGREEMENT                     Page 4
                                  (CONTINUED)
================================================================================

     ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 20, 1997.

GRANTOR:

WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC.

BY: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, GENERAL MANAGER: WEB PRESS CORPORATION

BY: /s/ Gary B. Palmer
   -----------------------------------------------
   GARY B. PALMER, CHAIRMAN: WEB LEADER INTERNATIONAL, INC.

================================================================================

                          STATEMENTS REQUIRED BY LAWS

                             AND EXECUTIVE ORDERS

Federal executive agencies, including the Small Business Administration (SBA), are required to withhold or limit financial assistance, to impose special conditions on approved loans, to provide special notices to applicants or borrowers and to require special reports and data from borrowers in order to comply with legislation passed by the Congress and Executive Orders issued by the President and by the provisions of various inter-agency agreements. SBA has issued regulations and procedures that implement these laws and executive orders, and they are contained in Parts 112, 113, 116, and 117, Title 13, Code of Federal Chapter 1, or Standard Operating Procedures.

This form contains a brief summary of the various laws and executive orders that affect SBA's business loan programs and gives applicants and borrowers the notices required by law or otherwise. The signatures required on the last page provide evidence that SBA has given the necessary notices.

FREEDOM OF INFORMATION ACT
(5 U.S.C. 552)
This law provides, with some exceptions, that SBA must supply information reflected in agency files and records to a person requesting it. Information about approved loans that will be automatically released includes, among other things, statistics on our loan programs (individual borrowers are not identified in the statistics) and other information such as the names of the borrowers (and their officers, directors, stockholders or partners), the collateral pledged to secure the loan, the amount of the loan, its purpose in general terms and the maturity. Proprietary data on a borrower would not routinely be made available to third parties. All requests under this Act are to be addressed to the nearest SBA office and be identified as a Freedom of Information request.

RIGHT TO FINANCIAL PRIVACY ACT OF 1978
(12 U.S.C. 3401)
This is notice to you as required by the Right to Financial Privacy Act of 1978, of SBA's access rights to financial records held by financial institutions that are or have been doing business with you or your business, including any financial institutions participating in a loan or loan guarantee. The law provides that SBA shall have a right of access to your financial records in connection with its consideration or administration of assistance to you in the form of a Government loan or loan guaranty agreement. SBA is required to provide a certificate of its compliance with the Act to a financial institution in connection with its first request for access to your financial records, after which no further certification is required for subsequent accesses. The law also provides that SBA's access rights continue for the term of any approved loan or loan guaranty agreement. No further notice to you of SBA's access rights is required during the term of any such agreement.

The law also authorizes SBA to transfer to another Government authority any financial records included in an application for a loan, or concerning an approved loan or loan guarantee, as necessary to process, service or foreclose on a loan or loan guarantee or to collect on a defaulted loan or loan guarantee. No other transfer of your financial records to another Government authority will be permitted by SBA except as required or permitted by law.

SBA FORM 1261 (2-91) REF: SOP 50 10 USE 4-89 EDITION UNTIL EXHAUSTED

FLOOD DISASTER PROTECTION ACT
(42 U.S.C. 4011)
Regulations have been issued by the Federal Insurance Administration (FIA) and by SBA implementing this Act and its amendments. These regulations prohibit SBA from making certain loans in an FIA designated floodplain unless Federal flood insurance is purchased as a condition of the loan. Failure to maintain the required level of flood insurance makes the applicant ineligible for any future financial assistance from SBA under any program, including disaster assistance.

EXECUTIVE ORDERS -- FLOODPLAIN MANAGEMENT AND WETLAND PROTECTION (42 F.R. 26951 AND 42 F.R. 26961)
The SBA discourages any settlement in or development of a floodplain or a wetland. This statement is to notify all SBA loan applicants that such actions are hazardous to both life and property and should be avoided. The additional cost of flood preventive construction must be considered in addition to the possible loss of all assets and investments in future floods.

LEAD-BASED PAINT POISONING PREVENTION ACT
(42 U.S.C 4821 et seq.)
Borrowers using SBA funds for the construction or rehabilitation of a residential structure are prohibited from using lead-based paint (as defined in SBA regulations) on all interior surfaces, whether accessible or not, and exterior surfaces, such as stairs, decks, porches, railings, windows and doors, which are readily accessible to children under 7 years of age. A "residential structure" is any home, apartment, hotel, motel, orphanage, boarding school, dormitory, day care center, extended care facility, college or other school housing, hospital, group practice or community facility and all other residential or institutional structures where persons reside.

EQUAL CREDIT OPPORTUNITY ACT
(15 U.S.C. 1691)
The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status or age (provided that the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program, or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal agency that administers compliance with this law concerning this creditor is the Federal Trade Commission, Equal Credit Opportunity, Washington, D.C. 20580.

CIVIL RIGHTS LEGISLATION
All businesses receiving SBA financial assistance must agree not to discriminate in any business practice, including employment practices and services to the public, on the basis of categories cited in 13 C.F.R., Parts 112, 113 and 117 of SBA Regulations. This includes making their goods and services available to handicapped clients or customers. All business borrowers will be required to display the "Equal Employment Opportunity Poster" prescribed by SBA.

EXECUTIVE ORDER 11738 -- ENVIRONMENTAL PROTECTION
(38 F.R. 25161)
The Executive Order charges SBA with administering its loan programs in a manner that will result in effective enforcement of the Clean Air Act, the Federal Water Pollution Act and other environmental protection legislation. SBA must, therefore, impose conditions on some loans. By acknowledging receipt of this form and presenting the application, the principals of all small businesses borrowing $100,000 or more in direct funds stipulate to the following:

     1. That any facility used, or to be used, by the subject firm is not cited on the EPA list of Violating Facilities.

     2. That subject firm will comply with all the requirements of Section 114 of the Clean Air Act (42 U.S.C. 7414) and Section 308 of the Water Act (33 U.S.C. 1318) relating to inspection, monitoring, entry, reports and information, as well as all other requirements specified in
          Section 114 and Section 308 of the respective Acts, and all regulations and guidelines issued thereunder.

     3. That subject firm will notify SBA of the receipt of any communication from the Director of the Environmental Protection Agency indicating that a facility utilized, or to be utilized, by subject firm is under consideration to be listed on the EPA List of Violating Facilities.

OCCUPATIONAL SAFETY AND HEALTH ACT
(15 U.S.C. 651 ET SEQ.)
This legislation authorizes the Occupational Safety and Health Administration in the Department of Labor to require businesses to modify facilities and procedures to protect employees or pay penalty fees. In some instances the business can be forced to cease operations or be prevented from starting operations in a new facility. Therefore, in some instances SBA may require additional information form an applicant to determine whether the business will be in compliance with OSHA regulations and allowed to operate its facility after the loan is approved and disbursed.

Signing this form as borrower is a certification that the OSA requirements that apply to the borrower's business have been determined and the borrower to the best of its knowledge is in compliance.

DEBT COLLECTION ACT OF 1982 DEFICIT REDUCTION ACT OF 1984
(31 U.S.C. 3701 et seq. and other titles)
These laws require SBA to aggressively collect any loan payments which become delinquent. SBA must obtain your taxpayer identification number when you apply for a loan. If you receive a loan, and do not make payments as they come due, SBA may take one or more of the following actions:

     -Report the status of your loan(s) to credit bureaus
     -Hire a collection agency to collect your loan
     -Offset your income tax refund or other amounts due to you from the
      Federal Government
     -Suspend or debar you or your company from doing business with the Federal
      Government
     -Refer your loan to the Department of Justice or other attorneys for litigation
     -Foreclose on collateral or take other action permitted in the loan instruments.

IMMIGRATION REFORM AND CONTROL ACT OF 1986
(Pub. L. 99-603)
If you are an alien who was in this country illegally since before January 1, 1982, you may have been granted lawful temporary resident status by the United States Immigration and Naturalization Service pursuant to the Immigration Reform and Control Act of 1986 (Pub. L 99-603). For five years from the date you are granted such status, you are not eligible for financial assistance from the SBA in the form of a loan or guaranty under section 7(a) of the Small Business Act unless you are disabled or a Cuban or Haitian entrant. When you sign this document, you are making the certification that the Immigration Reform and Control Act of 1986 does not apply to you, or if it does apply, more than five years have elapsed since you have been granted lawful temporary resident status pursuant to such 1986 legislation.

APPLICANT'S ACKNOWLEDGEMENT
My signature acknowledges receipt of this form, that I have read it and that I have a copy for my files. My signature represents my agreement to comply with the requirements the Small Business Administration makes in connection with the approval of my loan request and to comply, whenever applicable, with the hazard insurance, lead-based paint, civil rights or other limitations in this notice.

Business Name: WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC.
               -------------------------------------------------------

The Proprietor, each General Partner (or Limited Partner owning 20% or more), each Guarantor, each Corporate Officer, each Director, each Stockholder owning 20% or more, and where appropriate, the spouses of each of these, must sign. The person signing on behalf of the business must also sign individually.

Gary Palmer                                  2/20/97
------------------------------               --------------------
Gary Palmer                                  Date

______________________________               ____________________
Wayne R. Marcouiller                         Date

______________________________               ____________________
G. Clifford Sanborn, Jr.                     Date

______________________________               ____________________
Rufus Sparague                               Date

______________________________               ____________________
Craig L. Mathison                            Date


SBA FORM 1261 (2-91) REF:SOP 50 10 USE 4-89 Edition until Exhausted

                                   AFFIDAVIT

I, Gary B. Palmer, General Manager of Web Press Corporation and Chairman of Web Leader International, Inc, certify that all federal taxes, payroll taxes, real estate taxes, and sales taxes are current and future taxes will be paid as they become due.

/s/ Gary B. Palmer                           2/20/97
----------------------------------      -------------------
Gary B. Palmer                          Date
General Manager of Web Press Crop.
Chairman of Web Leader Int'l, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                             U.S. Small Business Administration                           OMB APPROVAL NO:3245-0200
                                                    SETTLEMENT SHEET                                      EXPIRATION DATE: 3/31/95
------------------------------------------------------------------------------------------------------------------------------------
  LENDER (Name and Address - Include-Zip Code)         Borrower (Name)
  Washington First International Bank                  Web Press Corporation and Web Leader International, Inc.
  9709 Third Avenue NE, Seattle, WA 98115              2203 - 68th Avenue South, Kent, WA 98032
------------------------------------------------------------------------------------------------------------------------------------
  SBA Loan Number (10 digits)

  EWCP 987816-30-00 SEA                                Lender Computes Interest on a 365/365 day basis.
                                                                                    ---------
------------------------------------------------------------------------------------------------------------------------------------

  Sum of Prior disbursements $ _____________________ + This Disbursement $ ______________________ = Total $ _______________________
------------------------------------------------------------------------------------------------------------------------------------

The provision of 18 U.S.C. 1001 and 15 U.S.C. 645 provide certain criminal penalties for making false statements, willfully overvaluing collateral, or other prohibited acts. To induce SBA, or indirectly, to participate in this loan, the Borrower, subject to these provisions, acknowledges receipt of $_______________ on _________________ and certifies (1) that the proceeds at this disbursement will be, and all previous disbursements have been, used in accordance with the Loan Authorization, (2) that there has been no substantial adverse change in financial condition, organization, operations, or fixed assets since application for this loan was filed or since the previous disbursement and
(3) that there are no liens or encumbrances against the real or personal property securing the loan except those disclosed in the application for this loan.

Lender certifies that disbursement of the loan proceeds was made and the loan proceeds were used as set forth below and in accordance with the Loan Authorization by issuance of joint payee checks as detailed below, except checks
              ------------------------------------------------------------------
for cash operating capital, cash to reimburse borrower for evidence expenditures
--------------------------------------------------------------------------------
made after loan approval date for such authorized use of proceeds, or as
------------------------------------------------------------------------
otherwise directed by the Loan Authorization, and that construction, paid with
---------------------------------------------
loan proceeds as listed below, has been completed. (ANY DEVIATION FROM THE LOAN AUTHORIZATION MUST BE AUTHORIZED IN WRITING BY SBA PRIOR TO EXPENDITURE OF THE LOAN FUNDS).

See Paragraph _______________, of Authorization "Use of Proceeds"
Subparagraph         Name of Payee       Date and Amount of Payment      Purpose


To further induce SBA to participate in the loan, Lender certifies that neither the Lender nor its Associates, officers, agents, affiliates or attorneys have charged or will charge or receive, directly or indirectly, any bonus, fee, commission, or other payment or benefit, or require a compensating balance, Certificate of Deposit, or other security in connection with making or servicing of this loan (other than those reported on SBA Forms 4 or 159 Compensation Agreement"). It is understood that all fees not approved by SBA are prohibited, except as may be specifically permitted by the Loan Authorization, SRA regulations or the SBA Form 750 "Guaranty Agreement".

Lender:                                 Borrower:

Washington First International Bank     Web Press Corporation & Web Leader
------------------------------------    ----------------------------------
                                        International, Inc.
                                        -------------------

                                        Signed /s/ Gary B. Palmer
By _________________________________           ---------------------------
     Michael Lum, Vice-President                Gary B. Palmer, General
                                                Manager Web Press Corp.


                                        Signed /s/ Gary B. Palmer
                                               ---------------------------
                                                  Gary B. Palmer, Chairman Web
                                                  Leader Int'l, Inc.

Date _________________________________  Date ___________________________________

This Certification must be signed and returned to the SBA immediately after each disbursement. If there is a large number of checks, itemize separate sheets, sign and attach hereto.

--------------------------------------------------------------------------------
SBA Review By                 Title                    Date


--------------------------------------------------------------------------------

The estimated burden for completion of this form is 1 hour per response. If you have questions or comments concerning any other aspects of this information collection, please contact Chief, Administrative Information Branch. U.S. Small Business Administration, Washington, D.C. 20418 and Clearance Officer, Paperwork Reduction Project (3246-0200). Office of Management and Budget, Washington, D.C. 20503.

SBA Form 1050 (8-93) REF SOP 70 50 Use 5-91            Copy to: SBA, Lender,
Edition Until Exhausted                                Borrower

                        CORPORATE RESOLUTION TO BORROW

------------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL        LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT        OFFICER        INITIALS
  $1,000,000.00     02-20-1997     02-20-1998     8015483006                   0017         801548
------------------------------------------------------------------------------------------------------------------------------------
Reference in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER:  WEB PRESS CORPORATION AND WEB LEADER             LENDER:  WASHINGTON FIRST INTERNATIONAL BANK
           INTERNATIONAL, INC.                                       9709 THIRD AVENUE NORTHEAST
           22203 - 58TH AVENUE SOUTH                                 SUITE 110
           KENT, WA 98032                                            SEATTLE, WA 98115
------------------------------------------------------------------------------------------------------------------------------------

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC. (THE "CORPORATION"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Washington as a corporation for profit, with its principal office at 22203 - 68TH AVENUE SOUTH, KENT, WA 98032, and is duly authorized to transact business in the State of Washington.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on FEBRUARY 20, 1997, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES            POSITIONS                                  ACTUAL SIGNATURES
     -----            ---------                                  -----------------
     GARY B. PALMER   General Manager: WEB PRESS CORPORATION     /s/ Gary B. Palmer
                                                                 ------------------
     GARY B. PALMER   Chairman: WEB LEADER INTERNATIONAL, INC.   /s/ Gary B. Palmer
                                                                 ------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Washington First International Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to excute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and preform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements confessing judgment against the Corporation, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: GARY B. PALMER, General Manager of Web Press Corporation and Chairman of Web Leader International, Inc.; and CRAIG L. MATHISON, Controller.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

02-20-1997            CORPORATION RESOLUTION TO BORROW                    PAGE 2
                                  (CONTINUED)
================================================================================
IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON FEBRUARY 20, 1997 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                        CERTIFIED TO AND ATTESTED BY:

                                        X /s/ Craig L. Mathison
                                          ----------------------------------

                                        X
                                          __________________________________


NOTE.: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.
================================================================================
LASER PRO, Reg. U.S. Pat & T.M. Off., Ver. S.25 (c) 1997 CFI ProServices, Inc. All rights reserved. [WA-C10KITZEXLC.L.N S.25.OVL]

                          Statements Required by Laws
                             and Executive Orders


Federal executive agencies, including the Small Business Administration (SBA), are required to withhold or limit financial assistance, to impose special conditions on approved loans, to provide special notices to applicants or borrowers and to required special reports and data from borrowers in order to comply with legislation passed by the Congress and Executive Orders issued by the President and by the provisions of various inter-agency agreements. SBA has issued regulations and procedures that implement these laws and executive orders, and they are contained in Parts 112, 113, 116, and 117, Title 13, Code of Federal Chapter 1, or Standard Operating Procedures.

This form contains a brief summary of the various laws and executive orders that affect SBA's business loan programs and gives applicants and borrowers the notices required by law or otherwise. THe signatures required on the last page provide evidence that SBA has given the necessary notices.

FREEDOM OF INFORMATION ACT
(5 U.S.C. 552)
This law provides, with some exceptions, that SBA must supply information reflected in agency files and records to a person requesting it. Information about approved loans that will be automatically released includes, among other things, statistics on our loan programs (individual borrowers are not identified in the statistics) and other information such as the names of the borrowers (and their officers, directors, stockholders or partners) the collateral pledged to secure the loan, the amount of the loan, its purpose in general terms and the maturity. Proprietary data on a borrower would not routinely be made available to third parties. All requests under this Act are to be addressed to the nearest SBA office and be identified as a Freedom of Information request.


RIGHT TO FINANCIAL PRIVACY ACT OF 1978
(12 U.S.C. 3401)
This is notice to you as required by the Right to Financial Privacy Act of 1978, of SBA's access rights to financial records held by financial institutions that are or have been doing business with you or your business, including any financial institutions participating in a loan to loan guarantee. The law provides that SBA shall have a right of access to your financial records in connection with its consideration or administration of assistance to you in the form of a Government loan or loan guaranty agreement. SBA is required to provide a certificate of its compliance with the Act to a financial institution in connection with its first request for access to your financial records, after which no further certification is required for subsequent accesses. The law also provides that SBA's access rights continue for the term of any approved loan or loan guaranty agreement. No further notice to you of SBA's access right is required during the term of any such agreement.

The law also authorizes SBA to transfer to another Government authority any financial records included in an application for a loan, or concerning an approved loan or loan guarantee, as necessary to process, service or foreclose on a loan or loan guarantee or to collect on a defaulted loan or loan guarantee. No other transfer of your financial records to another Government authority will be permitted by SBA except as required or permitted by law.

SBA FORM 1261 (2-91) REF: SOP 50 10 USE 4-89 Edition until Exhausted

FLOOD DISASTER PROTECTION ACT
(42 U.S.C. 4011)
Regulations have been issued by the Federal Insurance Administration (FIA) and by SBA implementing this Act and its amendments. These regulations prohibit SBA from making certain loans in an FIA designated floodplain unless Federal flood insurance is purchased as a condition of the loan. Failure to maintain the required level of flood insurance makes the applicant ineligible for any future financial assistance from SBA under any program, including disaster assistance.

EXECUTIVE ORDERS--FLOODPLAIN MANAGEMENT AND WETLAND PROTECTION (42 F.R. 26951 AND 42 F.R. 26961)
The SBA discourages any settlement in or development of a floodplain or a wetland. This statement is to notify all SBA loan applicants that such actions are hazardous to both life and property and should be avoided. The additional cost of flood preventive construction must be considered in addition to the possible loss of all assets and investments in future floods.

LEAD-BASED PAINT POISONING PREVENTION ACT
(42 U.S.C 4821 ET SEQ.)
Borrowers using SBA funds for the construction or rehabilitation of a residential structure are prohibited from using lead-based paint (as defined in SBA regulations) on all interior surfaces, whether accessible or not, and exterior surfaces, such as stairs, decks, porches, railings, windows and doors, which are readily accessible to children under 7 years of age. A "residential structure" is any home, apartment, hotel, motel, orphanage, boarding school, dormitory, day care center, extended care facility, college or other school housing, hospital, group practice or community facility and all other residential or institutional structures where persons reside.

EQUAL CREDIT OPPORTUNITY ACT
(1 5 U.S.C. 1691)
The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status or age (provided that the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program, or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal agency that administers compliance with this law concerning this creditor is the Federal Trade Commission, Equal Credit Opportunity, Washington, D.C. 20580.

CIVIL RIGHTS LEGISLATION
All businesses receiving SBA financial assistance must agree not to discriminate in any business practice, including employment practices and services to the public, on the basis of categories cited in 13 C.F.R., Parts 112, 113 and 117 of SBA Regulations. This includes making their goods and services available to handicapped clients or customers. All business borrowers will be required to display the "Equal Employment Opportunity Poster" prescribed by SBA.

EXECUTIVE ORDER 11738 -- ENVIRONMENTAL PROTECTION
(38 F.R. 25161)
The Executive Order charges SBA with administering its loan programs in a manner that will result in effective enforcement of the Clean Air Act, the Federal Water Pollution Act and other environmental protection legislation. SBA must, therefore, impose conditions on some loans. By acknowledging receipt of this form and presenting the application, the principals of all small businesses borrowing $100,000 or more in direct funds stipulate to the following:


     1. That any facility used, or to be used, by the subject firm is not cited on the EPA list of Violating Facilities.

     2. That subject firm will comply with all the requirements of Section 114 of the Clean Air Act (42. U.S.C. 7414) and Section 308 of the Water Act (33 U.S.C. 1318) relating to inspection, monitoring, entry, reports and information, as well as all other requirements specified in Section 114 and Section 308 of the respective Acts, and all regulations and guidelines issued thereunder.

     3. That subject firm will notify SBA of the receipt of any communication from the Director of the Environmental Protection Agency indicating that a facility utilized, or to be utilized, by subject firm is under consideration to be listed on the EPA List of Violating Facilities.

OCCUPATIONAL SAFETY AND HEALTH ACT
(15 U.S.C. 651 et seq.)
This legislation authorizes the Occupational Safety and Health Administration in the Department of Labor to require businesses to modify facilities and procedures to protect employees or pay penalty fees. In some instances the business can be forced to cease operations or be prevented from starting operations in a new facility. Therefore, in some instances SBA may require additional information from an applicant to determine whether the business will be in compliance with OSHA regulations and allowed to operate its facility after the loan is approved and disbursed.

Signing this form as borrower is a certification that the OSA requirements that apply to the borrower's business have been determined and the borrower to the best of its knowledge is in compliance.

DEBT COLLECTION ACT OF 1982 DEFICIT REDUCTION ACT OF 1984.
(31 U.S.C. 3701 et seq. and other titles)
These laws require SBA to aggressively collect any loan payments which become delinquent. SBA must obtain your taxpayer identification number when you apply for a loan. If you receive a loan, and do not make payments as they come due, SBA may take one or more of the following actions:

     -Report the status of your loan(s) to credit bureaus
     -Hire a collection agency to collect your loan
     -Offset your income tax refund or other amounts due to you from the Federal
      Government
     -Suspend or debar you or your company from doing business with the Federal
      Government
     -Refer your loan to the Department of Justice or other attorneys for litigation
     -Foreclose on collateral or take other action permitted in the loan instruments.

IMMIGRATION REFORM AND CONTROL ACT OF 1986
(Pub. L. 99-603)
If you are an alien who was in this country illegally since before January 1, 1982, you may have been granted lawful temporary resident status by the United States immigration and Naturalization Service pursuant to the Immigration Reform and Control Act of 1986 (Pub. L 99-603). For five years from the date you are granted such status, you are not eligible for financial assistance from the SBA in the form of a loan or guaranty under section 7(a) of the Small Business Act unless you are disabled or a Cuban or Haitian entrant. When you sign this document, you are making the certification that the Immigration Reform and Control Act of 1986 does not apply to you, or if it does apply, more than five years have elapsed since you have been granted lawful temporary resident status pursuant to such 1986 legislation.


APPLICANT'S ACKNOWLEDGMENT
My signature acknowledges receipt of this form, that I have read it and that I have a copy for my files. My signature represents my agreement to comply with the requirements the Small Business Administration makes in connection with the approval of my loan request and to comply, whenever applicable, with the hazard insurance, lead-based paint, civil rights or other limitations in this notice.

Business Name: WEB PRESS CORPORATION AND WEB LEADER INTERNATIONAL, INC.
               --------------------------------------------------------

The Proprietor, each General Partner (or Limited Partner owning 20% or more), each Guarantor, each Corporate Officer, each Director, each Stockholder owning 20% or more, and where appropriate, the spouses of each of these, must sign. The person signing on behalf of the business must also sign individually.


/s/ Gary Palmer                         2/20/97
-------------------------------         ----------------------
Gary Palmer                             Date

/s/ Wayne R. Marcouiller                2/20/97
-------------------------------         ----------------------
Wayne R. Marcouiller                    Date

/s/ G. Clifford Sanborn, Jr.            2/24/97
-------------------------------         ----------------------
G. Clifford Sanborn, Jr.                Date

/s/ Rufus Sprague                       2/21/97
-------------------------------         ----------------------
Rufus Sprague                           Date

/s/ Craig L. Mathison                   2/21/97
-------------------------------         ----------------------
Craig L. Mathison                       Date

SBA FORM 1261 (2-91) REF: SOP 50 10 USE 4-89 EDITION UNTIL EXHAUSTED